Finance income and expenses - Finance income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Finance Income And Expenses [Abstract]
Interest income on debt instruments measured at amortized cost	$ 52.5	$ 64.2	$ 60.1
Interest income on debt instruments at fair value through other comprehensive income	67.9	78.0	24.0
Net foreign currency exchange rate differences	28.8		46.8
Total finance income	$ 149.2	$ 142.2	$ 130.9